Thornburg
                                     Florida
                                  Intermediate
                           Municipal Fund Annual Report
                              September 30, 1997

                               INVESTMENT MANAGER
                       Thornburg Management Company, Inc.
                              119 East Marcy Street
                               Santa Fe, NM 87501
                                 (800) 847-0200



                              PRINCIPAL UNDERWRITER
                        Thornburg Securities Corporation
                              119 East Marcy Street
                               Santa Fe, NM 87501
                                 (800) 847-0200

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and are not indicative of future results.

           Thornburg Florida Intermediate Municipal Fund



                                             Thornburg
                                         Florida Municipal
as of 9/30/97                             Fund - A Shares


SEC Yield                                      4.46%
Taxable Equiv. Yield                           7.40%
NAV                                           $12.14
Max. Offering Price                           $12.58


as of 9/30/97
1 Year                                        3.30%
3 Year                                        5.60%
Since Inception                               4.29%
Inception Date (2/1/94)

     The taxable equivalent yield assumes a 39.6% marginal federal tax rate and a 0.2% intangible tax.

     The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

               Maximum sales charge of the Fund's Class A Shares is 3.50%.
  The Fund's Class C Shares were converted to Class A Shares on April 30, 1996.


           The data quoted represents past performance and may not be construed as a guarantee of future results.

l e t t e r  t o  s h a r e h o l d e r s
119 East Marcy Street, Santa Fe, New Mexico 87501 l (505) 984-0200

November 10, 1997
Dear Shareholder:

I am pleased to present the Annual Report for Thornburg Florida Intermediate Municipal Fund for the fiscal year ended September 30, 1997. The net asset value of the A shares increased 26 cents per share to $12.14 during the year. If you were with us for the entire period, you received dividends of 55.7 cents per share. If you reinvested your dividends, you received 56.9 cents per share.

Your Thornburg Florida Intermediate Municipal Fund portfolio currently holds over 50 municipal obligations from municipal borrowers throughout Florida. Approximately 77% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturities of the bonds in your portfolio so that some bonds are scheduled to mature at par during each of the coming years. Today, your fund's weighted average maturity is approximately 7.2 years, and we always keep it below 10 years. Percentages of the portfolio maturing in the coming years are summarized below:

     % of portfolio maturing within          Cumulative % maturing by end of

                       2 years = 7%                           year 2 = 7%
                 2 to 4 years = 20%                          year 4 = 27%
                 4 to 6 years = 11%                          year 6 = 38%
                 6 to 8 years = 22%                          year 8 = 60%
                8 to 10 years = 13%                         year 10 = 73%
               10 to 12 years = 11%                         year 12 = 84%
               12 to 14 years = 10%                         year 14 = 94%
                14 to 16 years = 5%                         year 16 = 99%

Over the last year your average portfolio maturity has lengthened a bit. We directed portfolio cash flow and new money into the middle maturity range of your bond ladder. Today we are managing the portfolio to keep the average maturity approximately where it is. We will likely stick with this approach if interest rates remain stable or decrease. If bond yields increase, we will extend the average portfolio maturity to approximately nine years. This would permit us to increase our income yields if higher yields are available.

For the past 3 years Americans have been net sellers of municipal and government bonds. Investment dollars have flowed instead to equities, money market investments, and overseas opportunities. A combination of sharp volatility in equity markets worldwide and deflationary winds blowing from Asia appears to be rekindling the appetite of U.S. investors for bond investing. The U.S. bond market has played the role of "safe haven" for foreign investors for some time. Perhaps it will assume that role for American investors, too!

We are all subject to more discussion than is necessary or productive about the U.S. economy and Alan Greenspan. Leaving aside the month to month micro-analysis of each economic statistic, I believe any observer must be impressed by the fundamental strength of the broad U.S. economy. More people than ever before are working. Wages are firm. Tax receipts are off the charts! There will always be dislocations here and there, but for the most part Americans are very, very busy. The strong economy has been good for municipal America, including Florida, where employment growth has exceeded that of the U.S. as a whole. In its recent annual survey of city fiscal conditions, the National League of Cities reported that two-thirds of U.S. cities say they are better able to meet their financial needs this year than last. You have read about Miami's financial problems, but its finances are being rehabilitated with outside oversight. There is one possible cloud: as Washington hands increasing responsibility for implementing mandated programs to state and local governments, a few entities may have problems managing through the transition.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform well in varying interest rate environments. It will not surprise me to see more interest rate volatility in 1998. That would be fine, because your bond ladder is highly adaptable to changing conditions.
Thank you for investing in Thornburg Florida Intermediate Municipal Fund.

Sincerely,



Brian J. McMahon
Portfolio Manager


s t a t e m e n t  o f  a s s e t s  a n d  l i a b i l i t i e s


Thornburg Florida Intermediate Municipal Fund
September  30, 1997


ASSETS

Investments, at value (cost $24,088,695)                     $24,933,129
Cash                                                              12,139
Interest receivable                                              426,948
Receivable for fund shares sold                                  114,875

                         TOTAL ASSETS                         25,487,091


LIABILITIES

Payable for investments purchased                                701,944
Payable to investment adviser                                      8,227
Dividends payable                                                 57,725
Accounts payable and accrued expenses                             56,347


                           TOTAL LIABILITIES                     824,243

NET ASSETS                                                    $24,662,848

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($24,662,848 applicable to 2,032,350 shares of beneficial interest
outstanding - Note 4)                                             $12.14

Maximum sales charge, 3.50% of offering
price (3.63% of net asset value per share)                           .44

         Maximum Offering Price Per Share                         $12.58

See notes to financial statements.


s t a t e m e n t  o f  o p e r a t i o n s

Thornburg Florida Intermediate Municipal Fund
Year Ended September 30, 1997
INVESTMENT INCOME
Interest income (net of premium amortized
of $70,183)                                               $ 1,273,565


EXPENSES
Investment advisory fees (Note 3)                             116,352
Administration fees (Note 3)                                   29,088
Service fees (Note 3)                                          52,250
Custodian fees                                                 28,374
Transfer agent fees                                            19,612
Professional fees                                               8,848
Trustee fees                                                      913
Other expenses                                                  7,626

TOTAL EXPENSES                                                263,063
Less:
Expenses reimbursed by investment adviser (Note 3)            (70,587)

NET EXPENSES                                                  192,476

NET INVESTMENT INCOME                                       1,081,089

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 5)
Net realized loss on investments sold                         (12,081)
Increase in unrealized appreciation                           472,555
of investments
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                                           460,474

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                           $ 1,541,563

See notes to financial statements.


s t a t e m e n t s  o f  c h a n g e s  i n  n e t  a s s e t s


Thornburg Florida Intermediate Municipal Fund


                                           Year Ended           Year Ended
                                       September 30, 1997  September 30, 1996
INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income                   $     1,081,089     $       907,536
Net realized loss on investments sold           (12,081)            (32,173)
Increase in unrealized
appreciation of investments                     472,555              66,806

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                     1,541,563             942,169
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares                               (1,081,089)           (893,236)
Class C Shares                                     --               (14,300)

FUND SHARE TRANSACTIONS -- (Note 4)
Class A Shares                                4,701,115           4,639,271
Class C Shares                                     --              (254,264)

NET INCREASE IN NET ASSETS                    5,161,589           4,419,640
NET ASSETS:
Beginning of year                            19,501,259          15,081,619
End of year                             $    24,662,848     $    19,501,259

See notes to financial statements.


n o t e s  t o  f i n a n c i a l  s t a t e m e n t s

Thornburg Florida Intermediate Municipal Fund

Note 1 - ORGANIZATION

Thornburg Florida Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing six series of shares of beneficial interest in addition to those of the Fund:
Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund and Thornburg Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital.

The Fund currently offers only one class of shares of beneficial interest, Class A shares. On April 30, 1996, all existing Class C shares were converted at net asset value, without the imposition of a deferred sales charge, into Class A shares of an equivalent value.The Fund no longer offers Class B or Class C shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares were sold at net asset value without a sales charge at the time of purchase, but were subject to a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Class specific expenses of the Fund were limited to distribution fees, administration fees and certain transfer agent expenses.

Note 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the under the Trust general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the year ended September 30, 1997 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.



Note 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ending September 30, 1997, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 1997, the Adviser voluntarily reimbursed certain operating expenses amounting to $70,587.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended September 30, 1997, the Distributor earned commissions aggregating $12,481 from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares.

Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffilliated trustees is borne by the Trust.


Note 4 - SHARES OF BENEFICIAL INTEREST:

At September 30, 1997, there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $23,970,653. Transactions in shares of beneficial interest were as follows:

                                              Year  Ended                                  Year Ended
                                         September  30, 1997                           to September 30, 1996

                                       Shares                Amount                    Shares                Amount
Class A Shares
Shares sold                          2,459,475             $29,388,952               2,251,002             $26,896,251
Shares issued to
shareholders
      in reinvestment of
      distributions                     38,451                 460,678                  35,595                 433,132
Shares repurchased
                                    (2,107,254)            (25,148,515)             (1,897,693)            (22,690,112)
      Net Increase                     390,672              $4,701,115                 388,904              $4,639,271

Class C Shares
Shares sold                                 --                      --                  34,572                $413,875
Shares issued to
shareholders
      in reinvestment of
      distributions                         --                      --                     876                  10,490
Shares repurchased
                                            --                      --                 (57,317)               (678,629)
      Net Decrease                          --                      --                 (21,869)              ($254,264)

Note 5 - SECURITIES TRANSACTIONS

For the year ended September 30, 1997, the Fund had purchase and sale transactions (excluding short-term securities) of $16,309,156 and $11,604,864, respectively.

The cost of investments for Federal income tax purposes is $24,090,123. At September 30, 1997, net unrealized appreciation of investments was $843,006, resulting from $851,651 gross unrealized appreciation and $8,645 gross unrealized depreciation.

Accumulated net realized losses from securities transactions included in net assets at September 30, 1997 aggregated $152,239.

For Federal income tax purposes, the Fund has realized capital loss carryforwards of $139,124 as of September 30, 1997 available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows:
September  30, 2003 - $90,253,  September  30, 2004 - $13,904 and  September 30,
2005 - $34,967.


f i n a n c i a l  h i g h l i g h t s

Thornburg Florida Intermediate Municipal Fund

Per share operating performance
(for a share outstanding
throughout the year)
Period from
                                                                                                      Feb.1, 1994 (a)
                                                                          Year Ended September 30,      September 30,
                                                       1997              1996              1995             1994
Class of Shares:                                         A                 A                 A                A

Net asset value, beginning of period                  $11.88            $11.83            $11.54          $12.06
Income  from  investment
operations:
Net investment income                                    .56               .57               .63             .40
Net realized and unrealized
     gain (loss) on investments                          .26               .05               .29            (.52)
Total from investment operations                         .82               .62               .92            (.12)
Less distributions from:
     Net investment income                              (.56)             (.57)             (.63)           (.40)
Change in net asset value                                .26               .05               .29            (.52)

Net asset value, end of year                          $12.14            $11.88            $11.83          $11.54

Total Return (b)                                     7.04%              5.37%              8.22%          (.95%)

Ratios/Supplemental Data Ratios to average net assets:
     Net investment income                              4.65%             4.80%              5.41%          5.09%(c)
     Expenses, after expense reductions                  .83%              .61%               .38%           .25%(c)
     Expenses, before expense reductions                1.13%             1.34%              1.44%          1.95%(c)

Portfolio turnover rate                                51.48%            77.12%             89.60%         19.94%

Net assets at end of year (000)                        $24,663            $19,501            $14,822        $8,076


(a)  Commencement of operations.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year. (c) Annualized Note: From September 1, 1994 to September 28, 1995 the Fund issued Class B shares, which at the time of their conversion to Class A shares on September 28, 1995 represented less than 2% of the Fund's net assets.


Thornburg Florida Intermediate Municipal Fund

Per share operating performance
(for a share outstanding                                  Seven Month                                     Period from
throughout the year)                                      Period Ended             Year Ended            September 1, (a)
                                                            April 30,            September 30,          to September 30,
                                                             1996                     1995                    1994

Class of Shares:                                               C*                        C                     C

Net asset value, beginning of year                           $11.86               $11.54                    $11.72
Income from investment operations:
Net investment income                                           .31                  .55                       .05
Net realized and unrealized
      gain (loss) on investments                               (.02)                 .32                      (.18)
Total from investment operations                                .29                  .87                      (.13)
Less distributions from:
      Net investment income                                    (.31)                (.55)                     (.05)
Change in net asset value                                      (.02)                 .32                      (.18)

Net asset value, end of year                                 $11.84               $11.86                    $11.54

Total return (b)                                              2.47%                   7.74%                 (1.10%)
Ratios/Supplemental Data Ratios to average net assets:
     Net investment income                                    4.46%(c)                4.65%                  4.89%(c)
     Expenses, after expense reductions                        .97%(c)                1.08%                  1.10%(c)
     Expenses, before expense reductions                      6.03%(c)               19.08%                 40.31%(c)
Portfolio turnover rate                                      77.12%                  89.60%                 19.94%
Net assets
at end of year (000)                                              $0                  $259                    $109

(a)  Commencement of operations.
(b)  Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)  Annualized.
*On April 30, 1996, all Class C shares were converted into Class A shares.


s c h e d u l e  o f   i n v e s t m e n t s

Thornburg Florida Intermediate Municipal Fund
September 30, 1997 CUSIPS:  Class A - 885-215-707; NASDAQ Symbols:  Class A - THFLX

Principal                                                                                        Credit Rating+           Amount
Issuer-Description                                                                                 Moody's/S&P             Value


  $200,000     Alachua County Health Facilities Revenue, 7.00% due 12/1/01 (Shands Hospital &
               Clinics Project; Escrowed to Maturity)                                                     NR/ AAA       $ 216,674
   225,000     Brevard County Health Facilities Authority, 5.40% due 10/1/03                                A1/NR         234,230
   835,000     Brevard County Tourist Development Tax Revenue Series 1993, 6.325% due 3/1/03
               (Florida Marlins' Training Facility Project)                                                 NR/NR         871,348
   300,000     Broward County Education Facilities Authority Series 1994, 5.60% due 4/1/04
               (Nova Southeastern University Project; Guaranteed: Connie Lee)                              NR/AAA         318,252
   570,000     Broward County Health Facilities Authority, 7.00% due 8/15/11
               (North Beach Hospital Project; Insured: MBIA)                                              Aaa/AAA         629,582
   595,000     Broward County Housing Finance Authority Home Mortgage Revenue, 0% due 4/1/14               A1/BBB         114,311
   200,000     Cape Coral Special Obligation Wastewater Revenue, 5.625% due 7/1/00
               (Green Area Project; Insured: FSA)                                                         Aaa/AAA         207,480
   300,000     Cape Coral Special Obligation Wastewater Revenue, 5.75% due 7/1/01
               (Green Area Project; Insured: FSA)                                                         Aaa/AAA         315,435
   150,000     Cape Coral Special Obligation Wastewater Revenue, 6.00% due 7/1/03
               (Green Area Project; Insured: FSA)                                                         Aaa/AAA         161,989
   690,000     Cape Coral Special Obligation Wastewater Revenue, 6.10% due 7/1/05
               (Green Area Project; Insured: FSA)                                                         Aaa/AAA         718,814
   900,000     Clermont Water & Sewer Revenue & Refunding, 5.00% due 12/1/00                                NR/NR         915,786
   285,000     Dade County General Obligation, 7.00% due 10/1/06 (Insured: AMBAC)                         Aaa/AAA         335,878
   810,000     Dade County Guaranteed Entitlement Revenue, 9.75% due 2/1/03, pre-refunded 2/1/00 @ 103
               (Insured: AMBAC)                                                                           Aaa/AAA         908,285
   230,000     Dade County Health Facilities Revenue - Catholic Health, 7.50% due 8/15/00
               (LOC: Allied Irish Bank)                                                                    A1/ NR         244,619
    57,000     Duval County Single Family Housing Revenue, 0% due 5/15/16, put 11/15/97                   Aaa/AAA          56,308
   700,000     Escambia County Health Facilities Revenue, 8.70% due 10/1/14                               NR/BBB+         742,378
    90,000     Escambia County Housing Finance Authority Single Family Mortgage Series C,
               7.50% due 10/1/12                                                                           Aaa/NR          93,863
   170,000     Escambia Housing Finance Authority, 6.15% due 4/1/00 (GNMA Guaranteed)                     Aaa/AAA         174,248
   975,000     Florida Housing Finance Authority Series 94-B, 5.70% due 10/1/24, mandatory put 10/1/04
               (Plantation Colony Project; Guaranteed: FNMA)                                               NR/AAA       1,041,593
   750,000     Florida Housing Finance Agency Multifamily Housing Revenue Series 1995-D, 5.10%
               due 4/1/13, put 4/1/02 (Park Colony Project; LOC: Mellon Bank)                               A+/A1         766,770
 1,000,000     Florida Housing Finance Agency Multifamily Housing Revenue Series 1983-F, 5.35%
               due 12/1/05, mandatory put 6/1/00 (Insured: Connecticut General)                             NR/AA       1,015,550
   380,000     Florida State Housing Finance Agency Revenue, 5.03% due 12/1/04 (Insured: AMBAC)           Aaa/AAA         388,147
 1,000,000     Florida Housing Development Authority, 6.25% due 12/1/06 (Hammock's Place Project)          NR/AAA       1,044,740
   195,000     Florida Housing Finance Authority, 7.65% due 6/1/99 (GNMA Guaranteed)                       Aaa/NR         200,335
 1,000,000     Florida State General Obligation Highway Revenue, 5.80% due 10/1/00                          Aa/AA       1,016,340
   220,000     Florida State Board of Education Series D, 6.20% due 5/1/07 (Insured: MBIA) (Escowed to  Aaa/AAAy)         225,770
   255,000     Florida State Certificate of Participation, 6.05% due 11/15/97
               (Consolidated Equipment Financing Program Project)                                            A/A+         255,660
   345,000     Florida State Certificate of Participation, 6.10% due 5/15/98
               (Consolidated Equipment Financing Program Project)                                            A/A+         349,623
   200,000     Florida State Department Corrections Certificate of Participation Okeechobee Correctional,
               5.90% due 3/1/04 (Insured: AMBAC)                                                          Aaa/AAA         216,146
   300,000     Hernando County Industrial Development Revenue, 8.50% due 12/1/14
               (Florida Crushed Stone Project)                                                              NR/NR         340,329
   400,000     Hillsborough County IDA, 3.80% due 9/1/25, put 10/1/97 (daily demand notes)                AA-/Aa2         400,000
 1,000,000     Hillsborough County Industrial Development Authority, 5.50% due 8/15/06
               (University Community Hospital Inc. Project; Insured: MBIA)                                Aaa/AAA       1,067,920
   600,000     Jacksonville Health Facilities Industrial Development Revenue, 8.00% due 12/1/15
               (National Benevolent Association Project)                                                Baa1/BBB+         694,014
   150,000     Jacksonville Health Facilities Industrial Development Revenue, 5.70% due 12/1/04
               (National Benevolent Association Project)                                                  Baa1/NR         157,170
   100,000     Jacksonville Health Facilities Industrial Development Revenue, 6.00% due 12/1/09
               (National Benevolent Association Project)                                                  Baa1/NR         105,835
   100,000     Jacksonville Health Facilities Industrial Development Revenue, 6.05% due 12/1/10
               (National Benevolent Association Project)                                                  Baa1/NR         105,390
   375,000     Jacksonville Housing Revenue Refunding, 5.125% due 9/20/04
               (Windmere Manor Apartments Project; GNMA Guaranteed)                                        NR/AAA         378,383
   250,000     Jacksonville Loan Obligation Water & Sewer Revenue, 5.30% due 4/1/99 (Insured: MBIA)       Aaa/AAA         250,263
   100,000     Jacksonville Loan Obligation Custody Receipts, 6.10% due 4/1/01 (Insured: MBIA)            Aaa/AAA         100,180
 1,083,372     Lummus Housing Development Corp, 8.00% due 12/1/10 (Elderly Housing, Section 8 Project)      NR/NR       1,083,372
   220,000     Miramar Wastewater Improvement Assessment Revenue, 6.00% due 10/1/02 (Insured: FGIC)       Aaa/AAA         236,368
    50,000     Okaloosa County Custody Receipts, 6.10% due 4/1/02 (Insured: MBIA)                         Aaa/AAA          50,090
   250,000     Orange County Housing Finance Authority, 6.10% due 10/1/05
               (GNMA/FNMA Guaranteed)                                                                     Aaa/AAA         258,038
   100,000     Osce0la County Industrial Development Authority, 7.50% due 7/1/02                          Aaa/AAA         108,873
   115,000     Osceola County Health Facilities Revenue Series 1994, 5.75% due 5/1/04
               (Evangelical Good Samaritan Project; Insured: AMBAC)                                       Aaa/AAA         123,042
   195,000     Palm Bay Lease Revenue Refunding, 6.40% due 9/1/04
               (Florida Education and Research Foundation Project)                                         Baa/NR         208,094
   205,000     Palm Bay Lease Revenue Refunding, 6.50% due 9/1/05
               (Florida Education and Research Foundation Project)                                         Baa/NR         221,144
   515,000     Palm Beach County Industrial Development Revenue Series 1996, 6.10% due 12/1/07
               (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish Bank)                       NR/A+         555,005
   270,000     Palm Beach County Industrial Development Revenue Series 1996, 6.20% due 12/1/08
               (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish Bank)                       NR/A+         293,590
   690,000     Pensacola Airport Revenue, 6.25% due 10/01/05                                              Aaa/AAA         752,086
   785,000     Pinellas County Housing Finance Authority Series 1994-A, 5.75% due 8/1/01
               (GNMA/FNMA Guaranteed)                                                                      Aaa/NR         803,393
   800,000     Pinellas County Educational Facilities Authority Revenue, 8.00% due 2/1/11
               (Clearwater Christian College Project)                                                       NR/NR         838,936
   500,000     Port St. Lucie Utility System Revenue Series 1996-A, 0% due 9/1/07 (Insured: FGIC)         Aaa/AAA         322,000
   500,000     Seminole County School Board Certificate of Participation, 5.75% due 7/1/06 (Insured: MB   Aaa/AAA         543,110
 1,000,000     South Broward Hospital District Revenue, 7.50% due 05/01/08                                Aaa/AAA       1,156,350

               TOTAL INVESTMENTS (Cost $24,088,695)                                                                   $24,933,129


                  +Credit ratings are unaudited.
                  See notes to financial statements.

               i n d e p e n d e n t a u d i t o r ' s r e p o r t To the Board of Trustees and Shareholders
Thornburg Florida Intermediate Municipal Fund
Santa Fe, New Mexico


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Florida Intermediate Municipal Fund, series of Thornburg Investment Trust as of September 30, 1997; the related statement of operations, the statement of changes in net assets, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Thornburg Florida Intermediate Municipal Fund as of September 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.




New York, New York
October 24, 1997